ALL-AMERICAN TERM TRUST INC.                                     ANNUAL REPORT

                                                                 March 15, 2001

Dear Shareholder,

We present you with the annual report for All-American Term Trust Inc. (the "Trust") for the year ended January 31, 2001.

[sidebar]

        ALL-AMERICAN TERM TRUST INC.

        INVESTMENT OBJECTIVE:

        High level of current income, consistent with capital preservation. The Trust will terminate on or about January 31, 2003.

        PORTFOLIO MANAGERS/ SUBADVISOR:
        Thomas L. Pappas
        Timothy E. Smith
        Wellington Management Company, LLP

        COMMENCEMENT:
        March 1, 1993

        NYSE SYMBOL:

        AAT

        DIVIDEND PAYMENTS:
        Monthly

[end sidebar]

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
  The fiscal year ended January 31, 2001, was a whirlwind of economic activity, as high interest rates, raging economic growth and threatening levels of inflation gave way to lower interest rates, lower rates of inflation growth and fears of recession by fiscal year-end.

During the first half of 2000, inflation-adjusted gross domestic product (GDP), which registered a startling 8.3% increase during the second quarter, prompted the Federal Reserve (the "Fed") to increase interest rates during this portion of the period in an attempt to slow growth. The Fed's actions, combined with rising energy costs and market fundamentals achieved the Fed's objective-and possibly more. Near period-end, a surge in unemployment claims, damaged consumer and business confidence, and forecasts of near-zero growth for the first quarter of 2001 led the Fed to reduce the Fed Funds interest rates twice in January by a total of 1.0%.

Bond prices fared well across the board during the second half of the fiscal period as equity markets took a severe beating toward year-end-a performance that, despite a temporary surge of optimism in January, continued post-period. The one exception to the bright performance of the broad fixed-income market which advanced 13.82% for the period (as measured by the Lehman Brothers Aggregate Bond Index) was the poor performance of high-yield bonds. They suffered along with equities, as defaults increased. For the fiscal year ended January 31, 2001, high-yield bonds returned 0.87% as measured by the CS First Boston High Yield Index. High-yield securities began to rebound in January as investors began to take advantage of the relative value in the high yields.

Post-fiscal period, the yield curve between the two-year Treasury note and 30-year bond began to steepen, as conjecture rose that the new presidential administration would not make paying down the national debt quickly its primary goal. As interest rates were slashed in January, yields naturally fell in shorter-term asset classes.

ANNUAL REPORT                                     ALL-AMERICAN   TERM TRUST INC.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

AVERAGE ANNUAL RETURNS, PERIODS ENDED 1/31/01


                                                                                        Since
                                                                                      Inception
                                                6 Mos.        1 Yr.       5 Yrs.       3/1/93
                                              ----------   ----------   ----------   ----------
Net Asset Value Return                        3.77%        1.69%        3.96%        4.95%
Market Price Return                           7.56         8.53         5.65         5.19
Lehman Brothers 1-3 Year Government/Credit

  Index                                       5.75         9.61         6.10         5.86
-------------------------------------------   -----        -----        -----        -----

Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results. NAV and market price returns for periods of less than one year are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.


SHARE PRICE, DIVIDEND AND YIELD      1/31/01
---------------------------------   -----------------------
Net Asset Value Per Share           $12.51
Market Price Per Share              $12.14
January 2001 Dividend               $0.0550
Market Yield                        5.44%
NAV Yield                           5.28%
IPO Yield                           4.40%
---------------------------------   ----

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary. The Trust is actively managed and its portfolio composition will vary over time.

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

  For the fiscal year ended January 31, 2001, the Portfolio returned 1.69% based on net asset value and 8.53% based on market price, compared to the Lehman Brothers 1-3 Year Government/Credit Index return of 9.61%. The Portfolio's performance was impacted negatively by some of its high yield positions in the earlier part of the fiscal year. In the fourth quarter of 2000, the Portfolio shed holdings of debt issued by troubled issuers (such as Finova) and trimmed exposure in the high-yield sector. The high-grade portion of the Portfolio, which is becoming a larger allocation as we near the termination date, continues to favor the finance sector. We also lowered exposure to the mortgages sector, as investors are more likely to refinance their mortgages in a falling interest rate environment.

           As the termination date of the Trust is two years away, the Portfolio's weighted average duration (a measure of a bond fund's sensitivity to interest rates) continued to decline, falling by about half during the fiscal year to

ALL-AMERICAN TERM TRUST INC.                                     ANNUAL REPORT

1.6 years. Based on the Portfolio's net asset value of $12.51 per share as of January 31, 2001, the time remaining until the Portfolio's termination on or about January 31, 2003, and assuming the continuation of current market conditions, Mitchell Hutchins Asset Management Inc., the investment manager and administrator, believes that it is unlikely that the Portfolio will be able to return the full amount of its $15 initial offering price to shareholders upon its termination.

NEW FUND MANAGEMENT
--------------------------------------------------------------------------------

           On October 6, 2000, the board of trustees for the Trust terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim subadvisory contract with Wellington Management Company, LLP who assumed the day-to-day portfolio management responsibilities of the Trust effective October 10, 2000. On February 8, 2001 shareholders approved a new investment management and administration contract between Mitchell Hutchins and the Trust and a new subadvisory contract between Mitchell Hutchins and Wellington Management.

ANNUAL REPORT                                     ALL-AMERICAN TERM TRUST INC.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*     1/31/01     7/31/00
---------------------------- ----------- -----------

Weighted Average Maturity    2.2 yrs     4.2 yrs
Weighted Average Duration    1.6 yrs     2.4 yrs
Net Assets ($mm)             $ 161.3     $ 162.4
Leverage                        0.0%       28.38%
---------------------------- -------     -------


PORTFOLIO COMPOSITION*                   1/31/01                                             7/31/00
--------------------------------------- ---------                                         -------------
Investment Grade Corporates              67.7%    Investment Grade Corporates                62.3%
U.S. Mortgage-Backed Securities          13.4     U.S. Mortgage-Backed Securities            41.2
Non Investment Grade Corporates          10.4     Municipals                                 13.6
Asset-Backed                              5.9     Non Investment Grade Corporates            12.9
U.S. Agencies                             1.1     U.S. Agencies                               4.2
Other Assets in Excess of Liabilities     1.2     Cash & Equivalents                          3.6
Equities                                  0.3     Equities                                    1.1
Cash & Equivalents                        0.0     Liabilities in Excess of Other Assets     -38.9
--------------------------------------- -----     --------------------------------------- --------
Total                                   100.0%    Total                                     100.0%


TOP FIVE SECTORS*                    1/31/01                                        7/31/00
--------------------------------- ------------                                   -------------
Financials                          22.0%      U.S. Mortgage-Backed Securities      41.2%
U.S. Mortgage-Backed Securities     13.4       Financials                           18.7
Energy/Utilities                    12.4       Municipals                           13.6
Cable/Media                          8.5       Energy/Utilities                     12.4
Asset-Backed                         5.9       Cable/Media                           8.3
--------------------------------- -------      --------------------------------- --------
Total                               62.2%      Total                                94.2%


CREDIT QUALITY*                  1/31/01                                         7/31/00
------------------------------- ---------                                      ----------
AAA                               6.0%    AAA                                   18.3%
AA                                0.0     AA                                     1.3
A                                26.5     A                                     15.3
BBB                              41.1     BBB                                   44.6
BB                                4.3     BB                                     9.1
B                                 5.4     B                                      2.4
Treasury/Agency                  14.5     Below B                                0.4
                                          Treasury/Agency                       45.4

Non-Rated and Other Assets in             Non-Rated and Liabilities in Excess
Excess of Liabilities             2.2     of Other Assets                      -36.8
------------------------------- -----     ------------------------------------ ------
Total                           100.0%    Total                                100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Trust is actively managed and its composition will vary over time.

ALL-AMERICAN TERM TRUST INC.                                     ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

   The economy is now in a precarious position, as January's rate decreases failed to boost consumer confidence, despite a temporary upswing in equity markets. We are cautiously optimistic, and we believe that the ability to slowly accumulate positions in the companies we favor are ways we will look to benefit from an improved economy that will be helped by expected future interest rate cuts, benign inflation and tax relief. While we agree that the general trend is toward lower interest rates, we are cautious at current investment levels and would not be inclined to invest aggressively.

We expect to maintain our heavy overweights to the non-Treasury sectors, concentrating on corporate issues maturing within two and a half years. Security selection within corporates will continue to play an important role in relative and absolute performance.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on All-American Term Trust Inc. or a fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

BRIAN M. STORMS
President and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


THOMAS L. PAPPAS
Portfolio Manager, All-American Term Trust Inc.
Wellington Management Company, LLP


TIMOTHY E. SMITH
Portfolio Manager, All-American Term Trust Inc.
Wellington Management Company, LLP

  This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended January 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

ALL-AMERICAN TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2001


  PRINCIPAL
   AMOUNT                                                                   MATURITY      INTEREST
    (000)                                                                     DATES        RATES          VALUE
------------                                                               ----------   -----------   -------------
COLLATERALIZED MORTGAGE OBLIGATION - 0.24%
 $   3,954     FNMA Trust 1993-41, Class H* (cost - $390,569) ..........   03/25/23      7.000%        $   386,587
                                                                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 8.96%

     1,959     FHLMC ...................................................   06/01/03      6.000           1,959,283
    12,263     FHLMC ARM ...............................................   02/01/22      8.132          12,494,788
                                                                                                       -----------
Total Federal Home Loan Mortgage Corporation Certificates (cost -                                       14,454,071
                                                                                                       -----------
$14,606,172)

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 4.21%

     6,626     FNMA ARM (cost - $6,789,510).............................   11/01/23      8.394           6,791,581
                                                                                                       -----------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.13%

     1,800     FNMA (cost - $1,828,007).................................   04/15/03      5.750           1,825,824
                                                                                                       -----------
CORPORATE BONDS - 78.05%
BANKING - 9.06%

     2,250     Banc One Corp. MTN ......................................   10/01/02      6.375           2,273,755
     3,000     Capital One Bank MTN ....................................   02/15/03      6.375           2,973,120
     2,000     PNC Funding Corp. .......................................   03/01/03      6.875           2,042,360
     1,300     Popular N.A. Inc. MTN ...................................   10/27/02      6.625           1,313,936
     6,000     Providian National Bank .................................   03/15/03      6.700           6,009,786
                                                                                                       -----------
                                                                                                        14,612,957

                                                                                                       -----------
BROKER/DEALER - 5.01%

     2,000     Goldman Sachs Group Inc.** ..............................   02/01/03      6.250           2,018,600
     4,000     Lehman Brothers Holdings Inc. ...........................   04/01/03      6.250           4,023,368
     2,000     Lehman Brothers Holdings Inc. ...........................   04/15/03      7.250           2,045,980
                                                                                                       -----------
                                                                                                         8,087,948

                                                                                                       -----------
CABLE - 3.79%

     4,000     Adelphia Communications Corp. ...........................   10/01/02      9.250           4,040,000
     2,000     Telecommunications Inc. .................................   01/15/03      8.250           2,070,672
                                                                                                       -----------
                                                                                                         6,110,672

                                                                                                       -----------
CHEMICALS - 1.58%

     2,500     Praxair Inc. ............................................   03/01/03      6.750           2,547,575
                                                                                                       -----------
COMMUNICATIONS/SATELLITE - 1.03%

     1,700     Panamsat Corp. ..........................................   01/15/03      6.000           1,660,543
                                                                                                       -----------
COMPUTER SOFTWARE & SERVICES - 0.76%

     1,250     Computer Associates International Inc. ..................   04/15/03      6.250           1,227,415
                                                                                                       -----------
ENERGY - 8.23%

     3,000     Enron Corp. .............................................   04/01/03      9.125           3,200,640
     4,500     KN Energy Inc. ..........................................   03/01/03      6.450           4,525,875
     1,890     Orion Refining Corp.**++ ................................   11/15/04     10.000             945,083
     4,750     R&B Falcon Corp. ........................................   04/15/03      6.500           4,607,500
                                                                                                       -----------
                                                                                                        13,279,098
                                                                                                       -----------

                                       6

ALL-AMERICAN TERM TRUST INC.


                 PRINCIPAL
                   AMOUNT
                   (000)
               --------------
CORPORATE BONDS (CONCLUDED)

FINANCE - 7.91%

$   2,500                                  Ford Motor Credit Co. ...............
    4,000                                  General Motors Acceptance Corp. .....
    2,000                                  Heller Financial Inc. ...............
    4,000                                  Osprey Trust Inc.** .................
FOOD & BEVERAGE - 3.71%

    6,000                                  Nabisco Inc. ........................
FOOD/RETAIL - 1.58%
    2,500                                  Fred Meyer Inc. .....................
HEALTHCARE - 2.81%
    4,500                                  Tenet Healthcare Corp. ..............
HOTELS, LODGING - 2.51%
    4,000                                  Hilton Hotels Corp. .................
INDUSTRIAL/VEHICLE PARTS - 1.25%
    2,000                                  Goodyear Tire & Rubber Co. ..........
INSURANCE - 3.78%
    6,000                                  Prudential Insurance Co. of America .
MEDIA - 4.72%
    7,300                                  News America Holdings Inc. ..........
SERVICE - 1.57%
    2,670                                  Browning Ferris Industries Inc. .....
    1,000                                  Premier Graphics Inc. (a)(2) ........
STEEL/OIL - 3.82%

    6,000                                  USX Corp. MTN .......................
TECHNOLOGY - 1.85%
    3,000                                  Comdisco Corp. MTN ..................
    1,790                                  InterAct Systems Inc.**++ ...........
TELECOMMUNICATIONS/SERVICES - 1.27%

    2,000                                  U.S. West Communications Inc. MTN ...
TOBACCO - 4.13%
    6,500                                  Philip Morris Cos. Inc. .............
TRANSPORTATION-AIR FREIGHT - 3.53%
    5,500                                  Airborne Freight Corp. ..............
UTILITIES - 4.15%
    2,250                                  Dominion Resources Inc. .............
    2,500                                  Georgia Power Co. ...................
    1,890                                  Niagara Mohawk Power Corp. ..........
Total Corporate Bonds (cost - $128,018,790).....................................



                 PRINCIPAL
                   AMOUNT                        MATURITY        INTEREST
                   (000)                           DATES          RATES         VALUE
           ---------------------             ----------------- ----------- ---------------
CORPORATE BONDS (CONCLUDED)

FINANCE - 7.91%

$   2,500                                   01/15/03            7.500%      $   2,579,125
    4,000                                   01/22/03            5.875           3,998,108
    2,000                                   08/23/02            7.500           2,037,840
    4,000                                   01/15/03            8.310           4,140,120
                                                                            -------------
                                                                               12,755,193

                                                                            -------------
FOOD & BEVERAGE - 3.71%

    6,000                                   02/01/03(B)         6.125           5,978,760
                                                                            -------------
FOOD/RETAIL - 1.58%

    2,500                                   03/01/03            7.150           2,554,100
                                                                            -------------
HEALTHCARE - 2.81%

    4,500                                   01/15/03            7.875           4,533,750
                                                                            -------------
HOTELS, LODGING - 2.51%

    4,000                                   07/15/02            7.700           4,046,128
                                                                            -------------
INDUSTRIAL/VEHICLE PARTS - 1.25%

    2,000                                   03/15/03            8.125           2,010,742
                                                                            -------------
INSURANCE - 3.78%

    6,000                                   04/15/03            6.875           6,100,020
                                                                            -------------
MEDIA - 4.72%

    7,300                                   02/01/03            8.625           7,619,302
                                                                            -------------
SERVICE - 1.57%

    2,670                                   01/15/03            6.100           2,509,800
    1,000                                   12/01/05           11.500              30,000
                                                                            -------------
                                                                                2,539,800

                                                                            -------------
STEEL/OIL - 3.82%

    6,000                                   08/05/02            7.990           6,159,000
                                                                            -------------
TECHNOLOGY - 1.85%

    3,000                                   01/28/02            9.500           2,798,832
    1,790                                   08/01/03           14.000             178,980
                                                                            -------------
                                                                                2,977,812

                                                                            -------------
TELECOMMUNICATIONS/SERVICES - 1.27%

    2,000                                   01/21/03            7.100           2,051,166
                                                                            -------------
TOBACCO - 4.13%

    6,500                                   01/15/03            7.250           6,657,950
                                                                            -------------
TRANSPORTATION-AIR FREIGHT - 3.53%

    5,500                                   12/15/02            8.875           5,685,460
                                                                            -------------
UTILITIES - 4.15%

    2,250                                   01/31/03            6.000           2,254,054
    2,500                                   01/31/03            5.750           2,507,970
    1,890                                   10/01/02            7.250           1,926,273
                                                                            -------------
                                                                                6,688,297

                                                                            -------------
Total Corporate Bonds (cost - $128,018,790)                                   125,883,688
                                                                            -------------

ALL-AMERICAN TERM TRUST INC.


                     PRINCIPAL
                      AMOUNT
                       (000)
                --------------------
ASSET BACKED SECURITIES - 5.89%
$  2,000                                           Aesop Funding II LLC, Series 1997-IA, Class A2** .............
   2,500                                           BMW Vehicle Owner Trust, Series 2000-A, Class A3 .............
   3,000                                           Ford Credit Auto Owner Trust, Series 2000-B, Class A5 ........
   1,765                                           Ford Credit Auto Owner Trust, Series 2000-D, Class A5 ........
Total Asset Backed Securities (cost - $9,301,442)................................................................

          NUMBER OF
           SHARES
       ----------------
COMMON STOCKS (A) - 0.27%
RETAIL - 0.26%

 261,250                                           Samuels Jewelers Inc.++(1) ...................................
SERVICE - 0.01%
 100,500                                           Waste Systems International Inc.++ ...........................
Total Common Stocks (cost - $3,024,790)..........................................................................

PREFERRED STOCK (A) - 0.03%
ENERGY - 0.03%

      57                                           Orion Refining Corp., Class A++ ..............................
     934                                           Orion Refining Corp., Class C++ ..............................
Total Preferred Stocks (cost - $39,461)..........................................................................

          NUMBER OF
           WARRANTS
       ---------------
WARRANTS (A) - 0.01%
GENERAL INDUSTRIAL - 0.01%

   2,000                                           SabreLiner Corp.++ (cost - $40,000)...........................
                    Principal
                      Amount
                      (000)
                    ---------
REPURCHASE AGREEMENT - 0.00%

       6                                           Repurchase Agreement dated 01/31/01 with State Street Bank & Trust
                                                     Co. collateralized by $10,000 FNMA, 7.250% due 01/15/10 (value -
                                                     $10,934); proceeds $6,001 (cost - $6,000)......................
Total Investments (cost - $164,044,741) - 98.79% .................................................................
Other assets in excess of liabilities - 1.21% ....................................................................
Net Assets - 100.00% .............................................................................................


                     PRINCIPAL
                      AMOUNT                        MATURITY    INTEREST
                       (000)                          DATES      RATES         VALUE
               ----------------------              ----------- ---------- ---------------
ASSET BACKED SECURITIES - 5.89%
$  2,000                                           10/20/03   6.400%       $  2,026,700
   2,500                                           05/25/03   6.640           2,554,687
   3,000                                           04/15/04   7.070           3,085,290
   1,765                                           01/15/05   7.150           1,826,712
                                                                           ------------
Total Asset Backed Securities (cost - $9,301,442).                            9,493,389
                                                                           ------------
          NUMBER OF
           SHARES
         -----------
COMMON STOCKS (A) - 0.27%
RETAIL - 0.26%

  261,250                                                                       411,469
                                                                           ------------
SERVICE - 0.01%
  100,500                                                                       15,703
                                                                           ------------
Total Common Stocks (cost - $3,024,790).........                                427,172
                                                                           ------------
PREFERRED STOCK (A) - 0.03%
ENERGY - 0.03%

       57                                                                            39
      934                                                                        42,497
                                                                           ------------
Total Preferred Stocks (cost - $39,461).........                                 42,536
                                                                           ------------
          NUMBER OF
           WARRANTS
        -------------
WARRANTS (A) - 0.01%
GENERAL INDUSTRIAL - 0.01%

    2,000                                                                        18,000
                                                                           ------------
                    Principal
                      Amount
                      (000)
                   -----------
Repurchase Agreement - 0.00%
        6

                                                   02/01/01   5.600               6,000
                                                                           ------------
Total Investments (cost - $164,044,741) - 98.79% .                          159,328,848
Other assets in excess of liabilities - 1.21% ..                              1,955,585

                                                                           ------------
Net Assets - 100.00% ...........................                           $161,284,433
                                                                           ============

------------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold only in transactions exempt from registration, normally to qualified institutional buyers.

++    liquid securities representing 1.00% of net assets.

(a)   Non-income producing securities.

(b)   Maturity date reflects mandatory put date.

(1) Security is being fair valued by a management committee under the direction of the board of directors.

(2)   Bond interest is in default.

ARM Adjustable Rate Mortgage. The interest rate shown is the current rate at January 31, 2001.

MTN   Medium Term Note.

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                  JANUARY 31, 2001




ASSETS:

Investments in securities, at value (cost - $164,044,741)..............................    $ 159,328,848
Cash ..................................................................................              733
Receivable for investments sold .......................................................        2,376,745
Interest receivable ...................................................................        2,560,348
                                                                                           -------------
Total assets ..........................................................................      164,266,674
                                                                                           -------------
LIABILITIES:

Payable for investments purchased .....................................................        2,495,350
Payable to investment manager and administrator .......................................          122,565
Payable for shares of capital stock repurchased .......................................          118,199
Accrued expenses and other liabilities ................................................          246,127
                                                                                           -------------
Total liabilities .....................................................................        2,982,241
                                                                                           -------------
NET ASSETS:

Capital stock - $0.001 par value; 100,000,000 shares authorized; 12,893,867 shares issued    195,950,076
and outstanding
Undistributed net investment income ...................................................        9,697,387
Accumulated net realized loss from investment transactions ............................      (39,647,137)
Net unrealized depreciation on investments ............................................       (4,715,893)
                                                                                           -------------
Net assets applicable to shares outstanding ...........................................    $ 161,284,433
                                                                                           =============
Net asset value per share .............................................................           $12.51
                                                                                                  ======

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS


                                                                          FOR THE YEAR
                                                                             ENDED
                                                                        JANUARY 31, 2001
                                                                       -----------------
INVESTMENT INCOME:
Interest .............................................................   $  13,149,893
                                                                         -------------
EXPENSES:

Investment management and administration .............................       1,491,652
Interest expense .....................................................         629,853
Professional fees ....................................................         133,303
Excise tax ...........................................................         109.739
Custody and accounting ...............................................          99,445
Reports and notices to shareholders ..................................          60,794
Directors' fees ......................................................          10,500
Transfer agency fees .................................................          10,498
Other expenses .......................................................           4,031
                                                                         --------------
                                                                             2,549,815

                                                                         --------------
NET INVESTMENT INCOME ................................................      10,600,078
                                                                         --------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized loss from investment transactions .......................     (14,415,887)
Net change in unrealized appreciation/depreciation of investments ....       5,521,619
                                                                         --------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ..........      (8,894,268)
                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $   1,705,810
                                                                         ==============

                 See accompanying notes to financial statements
10

ALL-AMERICAN TERM TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          FOR THE YEARS
                                                                                        ENDED JANUARY 31,
                                                                               -----------------------------------
                                                                                     2001               2000
                                                                               ----------------   ----------------
FROM OPERATIONS:
Net investment income ......................................................    $  10,600,078      $  13,558,722
Net realized loss from investments .........................................      (14,415,887)       (14,050,156)
Net change in unrealized appreciation/depreciation of investments ..........        5,521,619            382,552
                                                                                -------------      -------------
Net increase (decrease) in net assets resulting from operations ............        1,705,810           (108,882)
                                                                               -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ......................................................       (9,407,430)       (11,924,800)
                                                                                -------------      -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased .................................................       (9,477,894)           --
                                                                                -------------      -------------
Net decrease in net assets .................................................      (17,179,514)       (12,033,682)

NET ASSETS:
Beginning of year ..........................................................      178,463,947        190,497,629
                                                                                -------------      -------------
End of year (including undistributed net investment income of $9,697,387
 and $8,419,372, respectively)..............................................    $ 161,284,433      $ 178,463,947
                                                                                =============      =============

                 See accompanying notes to financial statements
                                                                              11

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CASH FLOWS


                                                                                              FOR THE YEAR
                                                                                                 ENDED
                                                                                            JANUARY 31, 2001
                                                                                           -----------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received ........................................................................  $   13,148,534
Operating expenses paid ..................................................................      (1,931,763)
Interest paid ............................................................................        (643,561)
Sale of short-term portfolio investments, net ............................................       8,331,821
Purchases of long-term portfolio investments .............................................    (558,761,766)
Sales of long-term portfolio investments .................................................     572,888,545
                                                                                            --------------
Net cash flows provided from operating activities ........................................      33,031,810
                                                                                            --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders ...........................................................      (9,407,430)
Capital stock repurchased ................................................................      (9,359,695)
Decrease in reverse repurchase agreements ................................................     (14,304,000)
                                                                                            --------------
Net cash flows used for financing activities .............................................     (33,071,125)
                                                                                            --------------
NET DECREASE IN CASH......................................................................         (39,315)
Cash at begining of year .................................................................          40,048
                                                                                            --------------
Cash at end of year ......................................................................  $          733
                                                                                            ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
  CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .....................................  $    1,705,810
                                                                                            --------------
Decrease in investments, at value ........................................................      86,233,995
Increase in receivable for investments sold ..............................................      (2,376,745)
Decrease in interest receivable ..........................................................         888,725
Decrease in other assets .................................................................           1,458
Decrease in payable for investments purchased ............................................     (53,394,466)
Decrease in payable to investment adviser and administrator ..............................         (14,319)
Decrease in accrued expenses and other liabilities .......................................         (12,648)
                                                                                            --------------
Total adjustments ........................................................................      31,326,000
                                                                                            --------------
NET CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES ........................................  $   33,031,810
                                                                                            ==============

                 See accompanying notes to financial statements
12

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust will terminate on or about January 31, 2003.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  Valuation of Investments-The Trust calculates its net asset value based on the current market value of its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Trust. Mitchell Hutchins is a wholly-owned asset management subsidiary of UBS PaineWebber Inc. ("UBS PaineWebber"), which is an indirect wholly-owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  Repurchase Agreements-The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  Reverse Repurchase Agreements-The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

NOTES TO FINANCIAL STATEMENTS

     The average monthly balance of reverse repurchase agreements outstanding during the year ended January 31, 2001 was $13,373,000 at a weighted average interest rate of 6.31%. There were no reverse repurchase agreements outstanding at January 31, 2001.

  Dollar Rolls-The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price. There were no dollar roll transactions outstanding at January 31, 2001.

  Dividends and Distributions-Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a liquidating distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISER

     The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with Mitchell Hutchins. The Management Contract provides Mitchell Hutchins with an investment management and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

     On February 8, 2001, shareholders approved a Sub-Advisory Contract ("Sub-Advisory Contract") between Mitchell Hutchins and Wellington Management Company, LLP ("Sub-Adviser"), who serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) pays the Sub-Adviser a fee, computed weekly and payable monthly.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at January 31, 2001 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS

     At January 31, 2001, the components of net unrealized depreciation of investments were as follows:


  Gross appreciation (investments having an excess of value over cost)     $  1,874,638
  Gross depreciation (investments having an excess of cost over value)       (6,590,531)

                                                                           ------------
  Net unrealized depreciation of investments ..........................    $ (4,715,893)
                                                                           ============

     For the year ended January 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $505,500,326 and $572,512,653, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 12,893,867 shares outstanding at January 31, 2001, Mitchell Hutchins owned 9,790 shares.

     For the period May 23, 2000 (commencement of repurchase program) through January 31, 2001, the Trust repurchased 812,800 shares of its common stock at an average market price per share of $11.61 and a weighted average discount from net asset value of 6.05% per share. At January 31, 2001, paid-in-capital had been reduced by the cost of $9,477,894 from these repurchases.

FEDERAL TAX STATUS

     It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and will pay any applicable excise tax.

     At January 31, 2001, the Trust had a net capital loss carryforward of $37,971,049 which will expire upon termination of the Trust on or about January 31, 2003. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury Regulations, the Trust has elected to defer $1,588,755 of realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on February 1, 2001.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended January 31, 2001, the Fund's undistributed net investment income was increased by $85,367 and capital stock was decreased by $85,367.

ALL-AMERICAN TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:


                                                                              FOR THE YEARS ENDED JANUARY 31,
                                                             ==================================================================
                                                                 2001**          2000         1999         1998         1997
                                                             ============== ============= ============ ============ ===========
Net asset value, beginning of year .........................   $  13.02       $  13.90      $ 15.09      $ 14.54      $ 14.37
                                                               --------       --------      -------      -------      --------
Net investment income ......................................       0.82           0.99         1.09         1.15         1.10
Net realized and unrealized gains (losses)
 from investments ..........................................      (0.66)         (1.00)       (1.29)        0.42         0.13
                                                               --------       --------      --------     -------      --------
Net increase (decrease) from investment operations .........       0.16          (0.01)       (0.20)        1.57         1.23
                                                               --------       --------      --------     -------      --------
Dividends from net investment income .......................      (0.71)         (0.87)       (0.99)       (1.02)       (1.06)
                                                               --------       --------      --------     -------      --------
Net increase in net asset value resulting from repurchase of

 common stock ..............................................       0.04              -            -            -            -
                                                               --------       --------      --------     -------      --------
Net asset value, end of year ...............................   $  12.51       $  13.02      $ 13.90      $ 15.09      $ 14.54
                                                               ========       ========      ========     =======      ========
Per share market value, end of year ........................   $  12.14       $  11.88      $ 13.13      $ 14.06      $ 12.75
                                                               ========       ========      ========     =======      ========
Total investment return (1) ................................       8.53%        ( 2.99)%       0.31%       18.93%        4.59%
                                                               ========       ========      ========     =======      ========
Ratios/Supplemental Data:

Net assets, end of year (000's) ............................   $161,284       $178,464     $190,498     $206,812     $199,303
Expenses to average net assets .............................       1.54%+         1.45%+       1.09%        1.10%        1.18%
Net investment income to average net assets ................       6.40%          7.39%        7.50%        7.81%        7.70%
Portfolio turnover rate* ...................................        247%           320%         337%         398%         391%
Asset coverage++ ...........................................          -       $  3,553            -            -            -

------------
* These ratios include dollar roll transactions. If such transactions were excluded from purchases and sales, the portfolio turnover rates would be 45%, 27%, 70%, 129% and 50% for the fiscal years ended January 31, 2001, 2000, 1999, 1998 and 1997, respectively.

** On October 10, 2000, Wellington Management Company, LLP began serving as the Trust's Sub-Adviser.

+ These ratios include 0.38% and 0.36% related to interest expense for the years ended January 31, 2001 and 2000, respectively, which represent the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

ALL-AMERICAN TERM TRUST INC.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
All-American Term Trust Inc.

     We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the "Trust"), including the portfolio of investments, as of January 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of January 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                              ERNEST & YOUNG LLP

New York, New York

March 7, 2001

ALL-AMERICAN TERM TRUST INC.

TAX INFORMATION (unaudited)

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (January 31, 2001) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.71 derived from net investment income and taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

GENERAL INFORMATION (unaudited)

THE TRUST

     All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment manager and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of UBS PaineWebber Inc. ("UBS PaineWebber"), which has over $69 billion in assets under management as of February 28, 2001.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Trust is "AAT". Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and weekly in Barron's, as well as numerous other publications.

DISTRIBUTION POLICY

     The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

ALL-AMERICAN TERM TRUST INC.

DISTRIBUTION POLICY (concluded)

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distributon. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266.

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



























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
























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



================================================================

DIRECTORS

E. Garrett Bewkes, Jr.              Meyer Feldberg
Chairman                            George W. Gowen

Margo N. Alexander                  Frederic V. Malek
Richard Q. Armstrong                Carl W. Schafer
Richard R. Burt                     Brian M. Storms



PRINCIPAL OFFICERS

Brian M. Storms                     Dianne E. O'Donnell
President                           Vice President and Secretary

Amy R. Doberman                     Paul H. Schubert
Vice President                      Vice President and Treasurer

INVESTMENT MANAGER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

SUBADVISOR
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

                               [GRAPHIC OMITTED]
                      (Copyright)2001 UBS PaineWebber Inc.
                              All Rights Reserved.
                                   Member SIPC
                  UBS PaineWebber is a service mark of UBS AG.

                                                          ALL-AMERICAN
                                                          TERM TRUST INC.
                                                          ----------------------

                                                          JANUARY 31, 2001



ANNUAL REPORT